SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                 Date of Report: April 14, 1997




                          MERISEL, INC.
     (Exact name of registrant as specified in its charter)



Delaware                           0-17156               95-4172359
(State or other jurisdiction     (Commission File      (I.R.S. Employer
 of incorporation or              Number)               Identification Number)
 organization)




                    200 Continental Boulevard
                   El Segundo, CA  90245-0984
            (Address of principal executive offices)
                           (Zip code)



                         (310)  615-3080
      (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

On March 31, 1997, Merisel, Inc., a Delaware corporation (the ("Company") completed the sale of substantially all of the assets of its wholly-owned subsidiary Merisel FAB, Inc., a Delaware corporation ("Merisel FAB"),to ComputerLand Corporation (ComputerLand), a wholly-owned subsidiary of SYNNEX Information Technologies, Inc., a California corporation ("Synnex"). Merisel FAB operates the Company's Franchise and Aggregation
Business ("FAB"). The sale was effective as of March 28, 1997, pursuant to a Purchase Agreement (the"Purchase Agreement") dated January 15, 1997, as amended, among the Company, Merisel FAB, Computerland and Synnex.

The sale price, computed based upon the February 21, 1997 balance sheet of Merisel FAB was approximately $31,992,000 consisting of ComputerLand assuming $11,992,000 of trade payables and accrued liabilities and a $20,000,000 extended payable due to a third party. As part the sale, the Company agreed to extend rebates to Synnex on future purchases at a defined rate per dollar of purchases, not to exceed $2,000,000. The purchase price is subject to adjustments based upon Merisel FAB's March 28, 1997 balance sheet. In the quarter ended December 31, 1996, the Company recorded an impairment charge of $2,033,000 to adjust Merisel FAB's Assets to their fair value.

For additional information see the March 31, 1997 press release of Merisel, Inc.,a copy of which is attached hereto as an exhibit.

Item 7.   Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.
     Not Applicable
(b)  Pro Forma Financial Information

The Following unaudited pro forma financial statements are filed with this report:
    Pro Forma Condensed Consolidated Balance
     Sheet as of December 31, 1996................................. Page 4
    Pro Forma Condensed Consolidated Statements of Earnings:
     Year Ended December 31,1996................................... Page 5
     Year Ended December 31,1995................................... Page 6
    Notes to Unaudited Pro Forma Condensed Consolidated
     Financial Statements....................................... Pages 7-8

     The unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of December 31, 1996 reflects the financial position of the Company after giving effect to the disposition of substantially all of FAB as discussed in Item 2 and assumes the disposition took place on December 31, 1996. The Pro Forma
Condensed Consolidated Statements of operations for the years ended December 31, 1995 and December 31, 1996 assume that the disposition occurred on January 1, 1995 and January 1, 1996, respectively and are based on the operations of the Company for the years ended December 31, 1995 and December 31, 1996.
     The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction occurred as of the date or for the periods presented.
     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company.

 (c) Exhibits

           2.1 Purchase Agreement dated as of January 15, 1997 by and among Merisel, Inc., Merisel FAB., Inc., Syn Fab, Inc., and Synnex Information Technologies, Inc.(1)

           2.2 Amendment No. 1 to Asset Purchase Agreement dated as of March 6, 1997. (1)

          99.1 Press release of Merisel, Inc. Dated
               March 31, 1997.
-----------------
     (1) Incorporated herein by reference to the Annual Report on Form 10-K of the Company for the annual period ended
          December 28, 1996.


                     PRO FORMA FINANCIAL INFORMATION
                      MERISEL, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            (In thousands)

                                      Pro Forma
                                    Adjustments
                            Historical
                            12/31/96   FAB      Other      Pro Forma
Current Assets:
Cash & Cash Equivalents     $ 44,678                        $44,678
Accounts Receivable (net of
allowances)                  168,295   $6,850(a)            161,445
Inventories                  392,557                        392,557
Prepaid Expenses              16,925                         16,925
Income Taxes Receivable        2,183                          2,183
Deferred Income Tax Benefit      482                            482
                            --------   -------   --------   -------
  Total current assets       625,120    6,850               618,270

Property and Equipment,
  Net                         61,430      542(a)             60,888

Cost in Excess of Net
Assets Acquired               41,724   15,374(b)             26,350

Other Assets                   2,765                          2,765
                            --------   --------  --------   -------
Total Assets                 731,039   22,766               708,273
                            --------   --------  --------   -------
                            --------   --------  --------   -------
Current Liabilities:
Accounts Payable            $383,548  $25,711(a)           $357,837
Accrued Liabilities           37,543      952(a)  4,085(c)   40,676
Short-Term Debt
Long-Term Debt-Current         9,084                          9,084
Subordinated Debt-Current      4,400                          4,400
                            --------   --------  --------   -------

  Total Current
  Liabilities                434,575    26,663     4,085     411,997

Long-Term Debt               268,079                         268,079
Subordinated Debt             13,200                          13,200
other Long-term Debt             188     188(a)
                           ---------   --------   --------  --------
  Total Liabilities          716,042    26,851      4,085    693,276
                           ---------   --------   --------  --------

  Total Stockholders'
   Equity                     14,997   (4,085)     (4,085)    14,997

Total Liabilities and
 Stockholders Equity        $731,039  $22,766               $708,273
                            --------  --------   ---------  --------
                            --------  --------   ---------  --------

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                         PRO FORMA FINANCIAL INFORMATION
                          MERISEL, INC. AND SUBSIDIARIES
                    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                    FOR THE NINE MONTHS ENDED DECEMBER 31, 1996

                      (In Thousands, Except Per Share Data)


                                   Pro Forma
                                  Adjustments
                         Historical
                         12/31/96     FAB (a)     Other      Pro Forma

Net Sales              $5,522,824   $1,021,310              $4,501,514
Cost of Sales           5,233,570      984,515               4,249,055
                       ----------   ----------  ----------  ----------
Gross Profit              289,254       36,795                 252,459
Selling, General &
 Administrative
 Expenses                 295,021       33,689                 261,332
Impairment Loss            42,033       42,033
                       ----------   ----------  ----------  ----------
Operating Loss            (47,800)     (38,927)                 (8,873)
Loss on Sale of
 European, Mexican and
 Latin American
 Operations                33,455                               33,455
Interest Expense           37,431          255                  37,176
Other Expense              20,150           58                  20,092
                       ----------   ----------  ----------  ----------
Loss Before Income
 Taxes                   (138,836)     (39,240)                (99,596)
Income Tax Provision       (1,539)         (60)                 (1,479)
                       ----------   ----------  ----------  ----------

Net Loss                $(140,375)    $(39,300)              $(101,075)
                       ----------   ----------  ----------  -----------
                       ----------   ----------  ----------  -----------

Net Loss Per Share      $  (4.68)                           $   (3.37)
                       ----------   ----------  ----------  -----------
                       ----------   ----------  ----------  -----------

Weighted Average
 Number of Shares
 Outstanding               30,001                               30,001
                      -----------                           ----------
                      -----------                           ----------

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.


                        PRO FORMA FINANCIAL INFORMATION

                         MERISEL, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 1995

                       (In Thousands, Except Per Share Data)

                                   Pro Forma
                                   Adjustments
                         Historical
                          12/31/96     FAB (a)    Other      ProForma

Net Sales               $5,956,967  $1,141,094  $          $4,815,873
Cost of Sales            5,633,278   1,097,673              4,535,605
                        ----------  ----------  ---------- ----------

Gross Profit               323,689      43,421                280,268
Selling, General &
 Administrative
 Expenses                  317,195      41,468     2,986(b)   278,713
Impairment Losses           51,383      30,000                 21,383
Restructuring Charge         9,333                              9,333
                        ----------  ----------  ----------- ----------

Operating Loss             (54,222)    (28,047)    (2,986)    (29,161)
Interest Expense            37,583       4,210                 33,373
Other Expense               13,885         137                 13,748
                        ----------  ----------  ---------- ----------

Loss Before Income
 Taxes                    (105,690)    (32,394)    (2,986)    (76,282)
Income Tax Benefit          21,779         903                 20,876
                        ----------  ----------  ---------- -----------

Net Loss                $  (83,911) $  (31,491)  $ (2,986)  $ (55,406)
                        ----------  ----------  ---------- ----------
                        ----------  ----------  ---------- ----------

Net Loss Per Share      $   (2.82)                         $  (1.86)
                        ----------                         ----------
                        ----------                         ----------

Weighted Average Number
of Shares
Outstanding                29,806                             29,806
                        -----------                        ----------
                        -----------                        ----------

See accompanying notes to unaudited pro forma condensed consolidated financial statements.
                                -7-

Notes to the Unaudited Pro Forma Condensed Consolidated Financial
                           Statements

1.  General

The foregoing unaudited pro forma condensed consolidated financial statements illustrate the effect of the sale by the Company of substantially all the assets of Merisel FAB, Inc. to ComputerLand Corporation ("ComputerLand"), a wholly owned subsidiary of SYNNEX Information Technologies, Inc. ("Synnex") pursuant to a Purchase Agreement (the "Purchase Agreement") among the Company, Merisel FAB, Inc., ComputerLand, and Synnex.
Merisel FAB operates the Company's Franchise and
Aggregation Business ("FAB"). The sales price, if computed at December, 31 1996, would have been $26,850,000 consisting of $6,850,000 of trade payable and accrued liabilites and a $20,000,000 extended payable due to Vanstar Corporation.
As part of the sale, the Company agreed to extend rebates to Synnex on future purchases at a defined rate per dollar of purchases, not to exceed $2,000,000. The sales price is subject to adjustments based upon the March 28, 1997 balance sheet. Because the Company recorded an impairment charge of $2,033,000 in the quarter ended December 31, 1996 to adjust Merisel FAB's assets to their fair value, the recognition of this sale as of December 31, 1996 would not result in a loss as follows:

Purchase price                                  26,850,000

Book value of FAB Assets purchased              (7,392,000)
Value of rebates to be paid to buyer            (2,000,000)
Intangible assets associated with FAB
 to be written off                             (15,374,000)
Estimated direct and other costs
 associated with the transaction                (2,084,000)
                                                ------------

Loss on Sale of FAB                                      0
                                                ------------
                                                ------------

2.  Pro Forma Balance Sheet Adjustments

a)FAB - Represents the historical unaudited December 31, 1996 balances for Merisel FAB for those assets transferred to, and liabilities assumed by ComputerLand.

b) Cost in excess of net asset acquired - Amounts relate to Merisel FAB which will be written off as a result of the sale.

c) Accrued Liabilities - Represents adjustments to accrue
$2,000,000 of rebates extended to Synnex as part of the purchase agreement, and $2,085,000 of direct costs associated with the sale of FAB.

3.  Pro Forma Income Statement Adjustments for the Year Ended
December 31, 1996

a)FAB - Represents the historical unaudited December 31, 1996 balances for Merisel FAB which are eliminated to reflect the sale of Merisel FAB.

4.  Pro Forma Income Statement Adjustments for the Year Ended
December 31, 1995

a)FAB - Represents the historical unaudited December 31, 1995 balances for Merisel FAB which are eliminated to reflect the sale of Merisel FAB.

b)Selling, General and Administrative Expenses. In 1995 certain corporate costs were allocated by Merisel to Merisel FAB (corporate overhead, administrative expenses, etc.). It is likely that such costs would not have been eliminated due to the sale of FAB, and are therefore added back for the purposes of this pro forma presentation.

                           SIGNATURES





Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.




                            MERISEL, INC.




Date:  April 14, 1997         /S/ JAMES E. ILLSON
                              ----------------------------
                              James E. Illson, Senior Vice
                              President Finance, and Chief Financial
                              Officer
                              (Duly authorized officer and
                               principal financial officer)